                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                       Date of Report:  November 18, 1995





                         WESTERN MICRO TECHNOLOGY, INC.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)



         California              0-11560          94-2414428
----------------------------- ------------- -----------------------
 (State or Other Jurisdiction  (Commission      (I.R.S. Employer
      of Incorporation)        File Number)  Identification Number)




          254 East Hacienda, Campbell, CA         95008
     ----------------------------------------- -----------
      (Address of principal executive offices)  (Zip Code)




                               (408) 379-0177
                          ------------------------
                       (Registrant's telephone number,
                            including area code)

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Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (a)  Financial statements of business acquired.

               After reviewing the financial statements of the Registrant and IPI, and consulting with its independent auditors, the Registrant has determined that the threshold for filing audited financial statements as required by this Item 7(a) has not been met.

          (b)  Pro Forma Financial Information.

               After reviewing the financial statements of the Registrant and IPI, and consulting with its independent auditors, the Registrant has determined that the threshold for filing pro forma financial statements as required by this Item 7(b) has not been met.




                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Dated:  January 31, 1996

                            WESTERN MICRO TECHNOLOGY, INC.



                            By     /s/ James W. Dorst
                               -------------------------------------------------
                                      James W. Dorst
                                   Chief Financial Officer



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